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                                                                  EXHIBIT 10.3


                            AIR SOUTH AIRLINES, INC.

       AMENDED 1994-1995 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

1.       PURPOSE

         This Amended 1994-1995 Incentive and Non-qualified Stock Option Plan (the "Plan") is intended to modify the terms of the 1994-1995 Incentive and Non-qualified Stock Option Plan (the "Original Plan") of Air South, Inc., an Illinois corporation to which Air South Airlines, Inc., a Delaware corporation (the "Corporation") is the successor by merger.. Such modifications may be effective, in the discretion of the Committee (as defined below), retroactively to options granted after the date of adoption of the Original Plan. This Plan is intended to encourage ownership of the Corporation's stock by directors, officers, employees, consultants and advisors (provided that bona fide services shall be rendered by consultants and advisors and such services must not be in connection with the offer or sale of securities in a capital raising transaction) of the Corporation and any subsidiary corporations (collectively the "Corporation") as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") so that they may acquire or increase an ownership position and consequent interest in the success of the Corporation, and to encourage them to remain in the employ of, or maintain their relationship with, the Corporation. It is further intended that options issued pursuant to this Plan shall constitute either "incentive stock options" with the meaning of
Section 422 of the Code ("Incentive Stock Options") or Non-qualified Stock Options the tax consequences of which are governed by Section 83 of the Code ("Non-qualified Stock Options"), as designated at the time of grant. Any option granted pursuant to this plan which for any reason fails to qualify as an Incentive Stock Option shall be deemed to have been granted as an option not qualified under


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Section 422 of the Code.  This Plan will govern the issuance of Non-qualified
Stock Options, with terms similar in most respects to Incentive Stock Options. The Compensation Committee may vary the terms of Non-qualified Stock Options issued without regard to the limits and restrictions set forth herein. The provisions of the Plan will apply to Non-qualified Stock Options only in default of the establishment of different terms by the Committee.

2.       ADMINISTRATION

         The Plan shall be administered by a Compensation Committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall from time-to-time at its discretion determine: (i) those directors, officers, employees, and consultants and advisors who are eligible to be granted options and who shall from time-to-time be granted options; (ii) the number of shares of stock to be optioned to each; and (iii) subject to express provisions of the Plan, the terms of all options so granted.

         The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. no member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         If at any time no Committee shall be in office, the Board shall perform the functions of the Committee.

3.     STOCK

         The stock subject to the options to be granted hereunder shall be an aggregate of 2,500,000 shares of the Corporation's authorized but unissued Common Stock par value $0.001 per share ("Common Stock").

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         In the event any outstanding option under the Plan for any reason expires, lapses or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such option shall again be able to be the subject of an option granted under the Plan.

4.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a)     Number of Shares.

         Each option shall state the total number of shares to which it pertains.

         (b) Option Price.

         Incentive Stock Options shall be granted at a price no less than 100% of the Fair Market Value (as defined below) of the shares of Common Stock of the Corporation on the date of the granting of the option. Each option shall state the option price, which, in the case of Nonqualified Stock Options shall need not be related to the Fair Market Value. "Fair Market Value" shall mean the value per share of Common Stock determined in the good-faith judgment of the Committee and may be based on (a) the price at which Common Stock is traded on stock exchanges or in other public securities markets, (b) recent sales of Common Stock of which the Committee is aware, (c) the value of the Corporation based on its assets and operations, (d) any other facts which the Committee determines are appropriate or (e) in cases where "(a)", above is not available, a combination of "(b)" through "(d)", above.

         (c)     Medium and Time of Payment

         The option price shall be payable in United States dollars upon the exercise of the option and may be paid by a check, money order or draft payable to the order of the Corporation or

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through delivery to the Corporation of certificates for shares of Common Stock of the Corporation, based upon the Fair Market Value of those shares.

         The Committee may also, from time-to-time (i) determine to issue options which provide that a portion of the shares covered by the option may be surrendered in payment of the exercise price and (ii) establish other cashless exercise programs as it deems appropriate including, but not limited to, the provision to optionees of secured loans from the Corporation.

         (d)     Term, Exercise and Vesting of Options

         No Incentive Stock Option shall be exercisable either in whole or in part prior to twelve months from the date it is granted. Each option shall be exercisable as to such number of shares and at such times as the Committee shall determine. No option shall be exercisable after the expiration of ten years from the date it is granted or three months after termination of employment or other relationship with the Corporation, except as provided for herein in the event of death or Permanent and Total Disability (as defined below) of the optionee. Upon exercise, an option must be exercised for a minimum number of 100 shares, unless the number of shares for which the option is exercisable at such time shall be less than 100 shares in which case the minimum number of shares exercisable shall be the total number of shares as to which the option is exercisable.

         (e)     Termination of Employment Except Death.

         If an optionee shall terminate his employment or other relationship with the Corporation for any reason other than his death, such optionee must exercise any vested options within three months (twelve months in the case of the "Permanent and Total Disability" of the optionee as defined in Section 22(e)(3) of the Code) after such termination of employment. If not exercised within such period, any unexercised options shall terminate. Subject to Treasury Regulation 1.421-7, whether authorized leave of absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee,


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which determination, unless overruled by the Board of Directors shall be final and conclusive. With respect to a Non-qualified Stock Options in the discretion of the Committee, the provisions of this subparagraph 4(e) shall not apply and the option may continue to be exercisable for its term, notwithstanding that the optionee has terminated his employment by or other relationship with the Corporation.

         (f)     Death of Optionee and Transfer of Option.

         During the lifetime of the optionee Incentive Stock Options shall be exercisable only by the optionee, shall not be assignable or transferable, and no other person shall acquire any rights therein. The Committee in its discretion may provide for Non-qualified Stock Options which may, in whole or in part, be assignable or transferable by the optionee. Options granted hereunder may be transferable by will or by the laws of descent and distribution. In the event of the death of an optionee, no option shall be exercised unless the employment or other relationship of the optionee with the Corporation has existed for a period of six months following the date of grant thereof. If the optionee shall die while in an employment or other relationship with the Corporation or within a period of three months after the termination of his employment or other relationship with the Corporation any options must, to the extent exercisable, be exercised within one year after the optionee's death by the executors or administrators of the optionee by bequest or inheritance. If not exercised within such period any unexercised options shall terminate.

         (g)     Changes in Capitalization

         Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof set forth in each such options, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation by reason of any stock dividend, stock split, reverse stock split, recapitalization, the issuance of stock rights, merger, consolidation, combination,
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exchange of shares, spin-off, distribution of assets to stockholders change in par value, or other similar corporate change. In any merger or consolidation, each outstanding option shall pertain to and apply to the securities of the continuing corporation to which a holder of the number of shares of Common Stock subject to the option would have been entitled under the terms of such merger or consolidation. A dissolution or liquidation of the Corporation shall cause each unvested outstanding option to vest 30 days prior to such liquidation or dissolution and any such option may thereafter be exercised prior to or coterminous with such liquidation or dissolution.

         Any adjustments required to be made as a result of any of the foregoing shall be made by the Board of Directors. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital of business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (h)     Rights as a Stockholder or Employee

         An optionee or a transferee of any option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued. The Plan is not a contract of employment, and the terms of employment of any optionee or the relationship of any other person with the Corporation shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon an optionee for a continuation of employment or any other relationship with the Company, nor shall it interfere with the right of the Corporation to discharge any optionee and to treat him without regard to the effect which such treatment might have upon him as an


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optionee.  If an optionee is discharged as an employee or his relationship with the Company is otherwise terminated, the optionee shall not be entitled to any compensation whatsoever with respect to stock option rights which have not yet vested.

         (i)     Modifications, Extensions and Renewal of Options.

         Subject to the terms and conditions and within the limitations of the Plan, including but limited to Subsection 4(d), the Committee may modify, extend or renew outstanding options granted under the Plan or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of the new options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding options so as to specify a longer term, lower price or a greater number of shares. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, materially and adversely alter or impair any rights or obligations under any option theretofore granted to the optionee under the Plan.

         Each option under the Plan shall be granted on the condition that, unless the shares covered by the option are registered under the Securities Act of 1933, as amended (the "1933 Act"), the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution. If the stock subject to an option are not registered under the 1933 Act, the Committee may place restrictions on the resale or other transfer of shares issued pursuant to an option.

         Nothing herein shall require the Corporation to register under the 1933 Act either the Plan, the options granted thereunder or any Common Stock issued or issuable pursuant to any option granted under the Plan.

         (j)     Investment Purpose and Qualification of Shares.


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         Each option under the Plan shall be granted on the condition that, unless the shares covered by the option are registered under the Securities Act of 1933, as amended (the "1933 Act"), the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution. If the stock subject to such option is not registered under the 1933 Act, as amended the Committee may establish restrictions on the transfer of stock issued pursuant to options.

         Nothing herein shall require the Corporation to register under the 1933 Act either the Plan, the options granted thereunder or any Common Stock issued or issuable pursuant to any option granted under the Plan.

         (k)     Other Provisions.

         The option agreements authorized under the Plan shall from time-to-time and from option-to-option contain such other provisions, including, without limitation, restrictions upon the exercise or vesting of the option, as the Committee shall deem advisable in each case. Any such option agreement shall contain such terms, conditions, limitations and restrictions as are necessary, in the case of Incentive Stock Options, in order that such option will be an Incentive Stock Option or to conform to any change in the law.

5.       RELOAD OPTIONS.

         Without in any way limiting the authority of the Committee to make grants hereunder, and in order to induce directors, officers, employees, consultants and advisors to retain ownership of Common Stock, the Committee shall have the authority (but not an obligation) to include within any option agreement a provision entitling the optionee to a further option (a "Reload Option") in the event the optionee exercises the option, in whole or in part, by surrendering certificates for other shares of Common Stock in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option shall be for a number of shares of stock equal to the






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number of surrendered shares of stock, and shall become exercisable in the event the purchased shares of stock are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

6.       TERM OF PLAN.

         Options may be granted pursuant to the Plan from time-to-time within a period of ten years from the date the Original Plan was adopted.

7.       INDEMNIFICATION OF COMMITTEE.

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that upon the institution of any such action, suit or proceeding, a Committee member shall promptly in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

8.       AMENDMENT OF THE PLAN.

         The Board of Directors or Compensation Committee of the Corporation may amend, suspend or terminate the Plan at any time. Any such amendment, suspension or termination will


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